CAPSTONE INTERNATIONAL SERIES TRUST
                            Capstone New Zealand Fund
                            Capstone Nikko Japan Fund

                                                                          [Date}
Dear Shareholder:

      Enclosed is a proxy statement for the August 8, 1997 special meeting of shareholders of Capstone New Zealand Fund and Capstone Nikko Japan Fund ("Funds"), the two series of Capstone International Series Trust ("Trust").
You are asked to consider three matters.

      First, the current investment adviser of Capstone Nikko Japan Fund has announced its intention to resign. Shareholders are being asked to approve a new investment advisory agreement for this Fund with FCA Corp, the current adviser to Capstone New Zealand Fund. The new agreement would involve an increase in the investment advisory fee, but the new adviser would cap the Fund's total expenses at 2.5% until at least October 31, 1998, which would be lower than the Fund's current expense ratio.

      Second, shareholders of both Funds are being asked to elect a new Board of Trustees. This action is necessary due to the recent, and deeply mourned death of Eugene Potter, who has been a Trustee since the Trust's inception.

      Third, shareholders of both Funds are being asked to ratify the selection of Briggs, Bunting & Dougherty as independent auditors of the Trust. This firm was recently formed by auditors at the Trust's current auditor firm and includes persons who have been primarily responsible for audit work for the Trust.

      The Board of Trustees believes that each of these proposals would be in the best interests of the affected Fund or Funds and that shareholders should vote FOR them. You are urged to vote promptly to minimize expenses of solicitation. Please read the enclosed materials, complete and execute the enclosed proxy card and return it promptly in the enclosed pre-addressed postage-paid envelope.

Sincerely,

Edward L. Jaroski
Chairman
Capstone International Series Trust

                       CAPSTONE INTERNATIONAL SERIES TRUST
                            Capstone New Zealand Fund
                            Capstone Nikko Japan Fund


              5847 San Felipe, Suite 4100, Houston, Texas 77057

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            to be held August 8, 1997

      Notice is hereby given that a special meeting of shareholders ("Meeting") of Capstone International Series Trust ("Trust"), including shareholders of its two series ("Funds"), Capstone New Zealand Fund ("New Zealand Fund") and Capstone Nikko Japan Fund ("Japan Fund"), will be held at 2:00 p.m., Central Time, at 5847 San Felipe, Suite 4100, Houston, Texas 77057 for the following purposes:

1. To approve a new investment advisory agreement for Japan Fund (for shareholders of Japan Fund only);

2.    To elect a new Board of Trustees;

3.    To ratify the selection of new independent accountants for the Trust;
and

4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      The Board of Trustees has fixed the close of business on July 14, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or at any adjournment(s) thereof.

      Shareholders are requested to complete, date and sign the enclosed form of proxy (whether or not they intend to attend the Meeting in person) and to return the proxy promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is solicited on behalf the Board of Trustees of the Trust.

                                          By Order of the Board of Trustees


                                          Iris R. Clay, Secretary

Houston, Texas
July ____, 1997

                       CAPSTONE INTERNATIONAL SERIES TRUST
                            Capstone New Zealand Fund
                            Capstone Nikko Japan Fund

                           5847 San Felipe, Suite 4100
                               Houston Texas 77057


                                 PROXY STATEMENT
                       For Special Meeting of Shareholders
                            to be held August 8, 1997


      The enclosed proxy is being solicited by the Board of Directors of Capstone International Series Trust ("Trust") on behalf of its series ("Funds"), Capstone New Zealand Fund ("New Zealand Fund") and Capstone Nikko Japan Fund ("Japan Fund") for use at the special meeting of shareholders of the Trust to be held August 8, 1997 at 5847 San Felipe, Suite 4100, Houston, Texas 77057 at 2:00 p.m., Central Time, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice.

      The approximate date of mailing the Proxy Statement and the proxies is July _____, 1997.

      Voting on Proposals: Shareholders of each Fund vote on the proposals as indicated in the following table:

            Proposal 1                    Proposals 2 and 3
            ----------                    -----------------

            Japan Fund                    Japan Fund and New Zealand Fund

      Shareholders of Japan Fund are asked to approve a new investment advisory agreement for the Fund with FCA Corp ("FCA"). (See Proposal 1.) FCA, which currently serves as investment adviser to New Zealand Fund, would replace Nikko Capital Management (U.S.A.), Inc. ("Nikko Capital"), the Fund's current investment adviser which has announced its intention to resign effective upon such date as shall be determined following the approval by shareholders of Japan Fund of an investment advisory contract with a new investment adviser. The proposed Investment Advisory Agreement with FCA is in the form currently used for New Zealand Fund. The principal differences between the current Investment Advisory Agreement with Nikko Capital and the proposed Investment Advisory Agreement with FCA are as follows. The proposed Investment Advisory Agreement with FCA would include an increase in the rate of investment advisory fees payable by the Fund, from the current annual rate of 0.40% of the Fund's average net assets to an annual rate of 0.75% of such assets. The increased rate, which would be the same rate as that payable to FCA by New Zealand Fund, reflects the fact that FCA would not manage the Japan Fund by reference to a computer based model but would use a more research-oriented approach and will consider a broader range of potential investments. FCA has agreed, however, to cap the Fund's expenses at 2.5% through October 31, 1998, which will result in lower expenses for the Fund than it currently bears. The proposed Investment Advisory Agreement also will clarify that Japan Fund will bear travel expenses of Trustees and officers of the Trust who are directors, officers or employees of the investment adviser or administrator, when such expenses are related to attendance at meetings of the Board of Trustees of the Trust, and meetings of committees of the Board of Trustees. In other respects, the terms of the proposed Investment Advisory Agreement with FCA are generally similar to those of the current Investment Advisory Agreement with Nikko Capital except for the name of the investment adviser, the date and a 90-day notice period prior to termination by the investment adviser (the notice period in the current Investment Advisory Agreement with Nikko Capital is 60 days).

      If shareholders approve the proposed Investment Advisory Agreement with FCA, the Fund's investment objective and policies would be modified as described under Proposal 1 herein. Additionally, the Fund's name would be changed to Capstone Japan Fund.

     Shareholders of both Funds are asked to elect two new Trustees. One of the nominees would replace recently deceased Trustee, Eugene W. Potter, Jr. and the other nominee would fill an additional vacancy on the Board of Trustees. Shareholders are also asked to re-elect two existing Trustees. (See Proposal 2.)

      Shareholders of both Funds are also asked to approve the selection of Briggs, Bunting & Dougherty, LLP as independent accountants for the Trust for its fiscal year ending October 31, 1997. Briggs, Bunting & Dougherty is a new accounting firm formed by persons formerly with the firm of Tait, Weller & Baker, the Trust's present independent accountants. Briggs, Bunting & Dougherty includes several accountants who have worked on the team responsible for the Trust and the Trustees believe that continuity in experience and expertise would best be retained by the Trust by selecting Briggs, Bunting & Dougherty. (See Proposal 3.)

      The Funds' Annual Reports, including audited financial statements of the Funds for the fiscal year ended October 31, 1996 are available without charge upon request from Iris R. Clay, Secretary of the Trust, at 5847 San Felipe, Suite 4100, Houston, Texas 77057 (telephone, 1-800-262-6631).

      Shareholders of record of each Fund as of the closed of business on July 14, 1997 ("Record Date") are entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held and a fractional vote for each fractional share held. On the Record Date, outstanding shares of Japan Fund totaled _______________, and outstanding shares of New Zealand Fund totaled _________________. An executed proxy will be voted as indicated, unless subsequently revoked. Executed proxies that do not include instructions as to voting will be voted FOR the election of each of the nominees for Trustees and will be voted in favor of Proposals 1 and 2. A proxy may be revoked by the execution of a subsequent proxy, or by a vote in person at the Meeting or by written notice to Iris R. Clay, Secretary of the Trust, 5847 San Felipe, Suite 4100, Houston, Texas 77057.

      The presence in person or by proxy of at least a majority of the Trust's outstanding shares is necessary to permit the Meeting to be held. Proxies that are marked to abstain from voting, and proxies received from brokers or others who are record owners but not beneficial owners and who have not received instructions as to matters on which they do not have discretion to vote will be counted as present for purposes of a quorum but will not be voted to elect any Trustee or in favor of Proposals 1 or 2. Each Trustee must be elected by a plurality of votes cast at the Meeting. Proposal 1 must be approved by shares of Japan Fund totaling the lesser of either (a) 67% or more of the shares of Japan Fund present at the Meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (b) more than 50% of the shares of Japan Fund. Proposal 3 must be approved by a majority of shares voted at the Meeting.

      The Board of Trustees has authorized officers of the Trust to assist in encouraging shareholders to submit their proxies and has also authorized the use of [name of proxy soliciting firm, if any]. All costs of printing and mailing proxy materials, as well as other costs of holding the Meeting (expected to range from $____________ to $__________) will be borne by the Trust, to be allocated to each Fund in a manner deemed fair by the Trustees in their sole discretion.

     PROPOSAL 1: Approval of Proposed Investment Advisory Agreement between the Trust, on behalf of Japan Fund, and FCA

      Nikko Capital, the current investment adviser of Japan Fund, has determined to resign as investment adviser because this activity is no longer fully compatible with the firm's business plans. In consultation with counsel and after consideration of various ways to proceed, the Board of Trustees determined to consider the qualifications of FCA to serve as investment adviser to Japan Fund. FCA has served as investment adviser to New Zealand Fund since that Fund's inception in November of 1991, and the Board had developed a high regard for FCA's investment management capabilities as investment manager to New Zealand Fund. The Board had been informed of FCA's interest in managing a fund investing in Japanese securities and asked FCA to submit a proposal for becoming investment adviser to Japan Fund. FCA submitted materials in response to this request which were reviewed by the Trustees in consultation with counsel at a meeting held July 12, 1997. In addition to FCA's general investment management capabilities and familiarity both with the operation of a registered investment company and with the Capstone Family of Funds, the Trustees considered FCA's experience in investments focusing on Japan and other Far Eastern countries. They also considered FCA's proposed changes in the Fund's investment objective and policies and the implications of those changes for the Fund's current shareholders. FCA indicated that it would not use the computer model-based stock selection system employed by Nikko Capital, but would rely, instead, on a research-oriented approach to selecting securities for Japan Fund. FCA also indicated that it would select not only securities listed on the Tokyo Stock Exchange, but would also consider securities of issuers a substantial portion of whose business activities, profits and/or earnings were in or derived from Japan. FCA would also invest in debt securities, rated BBB or better, of such issuers or that are payable in yen or are otherwise linked to the performance of the Japanese market or economy. Finally, FCA would invest in American Depository Receipts related to these securities, in addition to buying the securities directly. The Trustees noted that, because FCA would effect a portion of the Fund's securities transactions outside Japan, it would be able to negotiate some of the Fund's commission rates on securities transactions. (Commission rates in Japan are fixed and the Fund has not been able to negotiate commission rates because all its transactions have been effected in Japan.) The Trustees considered that FCA's proposal involved an increase in the rate of advisory fees that would be payable by the Fund. They considered the proposed rate in terms of the research-oriented type of services FCA would provide. They considered whether FCA's management style had the potential to benefit the Fund and its shareholders. They also considered the proposed fee in comparison to fees charged for comparable services provided to other comparable funds. Finally, they considered FCA's undertaking to reimburse the Fund for total expenses in excess of 2.5% of the Fund's average annual net assets through October 31, 1998.

      Based upon their review and evaluation of these factors and the materials presented to them at the Meeting, the Trustees, and the Trustee who is not an "interested person" as defined in the Investment Company Act of 1940 ("Independent Trustee"), determined to approve the proposed Investment Advisory Agreement with FCA and to recommend that the shareholders of Japan Fund vote in favor of the Agreement.

Information About FCA

      FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA was incorporated in 1983 as the successor to First Commonwealth Associates, a firm organized in 1975. FCA acts as an investment adviser to United Investors Realty Trust, an equity real estate investment trust, First Commonwealth Mortgage Trust, a mortgage real estate investment trust, and IVY Realty Trust, an equity real estate investment trust. It also provides investment advice to individual clients.

      FCA is the investment adviser to New Zealand Fund, which seeks long-term capital appreciation and current income by investing in securities of New Zealand issuers. New Zealand Fund was organized in November, 1991, and is FCA's only mutual fund client. As of the end of its fiscal year ended October 31, 1996, New Zealand Fund had net assets of $8,257,66. Pursuant to its investment advisory agreement, New Zealand Fund pays FCA a fee computed daily and payable monthly at an annual rate of 0.75% of the Fund's average net assets. For the fiscal year ended October 31, 1996, FCA reimbursed New Zealand Fund approximately 90% of the fees paid pursuant to that agreement pursuant to an expense limitation that was applicable to New Zealand Fund during that year under state law. Due to recent federal legislation preempting state laws and regulations applicable to federally registered investment companies, that expense limit is no longer expected to be applicable to New Zealand Fund.

      FCA's directors and principal executive officers, and their principal occupations are as follows:

      Robert W. Scharar - President and Director
      Robert S. Baker - Chairman of Board of Directors
      Steven A. Estrin - Vice President

      Their  address is c/o FCA,  5847 San  Felipe,  Suite 850,  Houston,  Texas
77057.


Terms of the Investment Advisory Agreement

      The proposed Investment Advisory Agreement with FCA ("FCA Agreement") is attached as Exhibit A to this Proxy Statement. The form of the Nikko Agreement (Exhibit B) is different from that of the FCA Agreement (which is based on the form of Investment Advisory Agreement between FCA Corp and New Zealand Fund). The principal substantive differences, however, are as follows. The rate of advisory fees payable under the FCA Agreement would be at an annual rate of 0.75% of the Fund's average net assets, while fees under the current Investment Advisory Agreement with Nikko Capital ("Nikko Agreement") are at an annual rate of 0.40% of the Fund's average net assets. The proposed Investment Advisory Agreement also will clarify that Japan Fund will bear travel expenses of Trustees and officers of the Trust who are directors, officers or employees of the investment adviser or administrator, when such expenses are related to attendance at meetings of the Board of Trustees of the Trust, and meetings of committees of the Board of Trustees. Other terms of the FCA Agreement and the Nikko Agreement are generally similar except for the name of the investment adviser, the date and initial term of the agreement and the 90-day notice provision prior to termination by the investment adviser which is in the FCA Agreement (the notice period in the Nikko Agreement is 60 days). The following description of the provisions of the current and proposed Investment Advisory Agreements ("Agreements") is qualified entirely by reference to Exhibits A (FCA Agreement) and B ("Nikko Agreement").

      Each of the Agreements provides that the investment adviser shall provide the Fund with investment advisory, brokerage allocation and recordkeeping services, and that it will make its officers and employees available to the Trustees for consultation regarding the investment activities of the Fund. Each Agreement also provides that the investment adviser will bear expenses of providing its services, in return for the fees payable pursuant to the Agreement, but that the Fund shall pay, or arrange for others to pay, its other expenses, including: brokerage commissions; legal fees; compensation of Independent Trustees; fees of its administrator, custodian, registrar, transfer agent and other agents and services providers; federal and state registration and reporting fees; expenses of share transactions and of shareholder services provided by the Fund; expenses of preparing, printing and mailing various disclosure documents and reports for Fund shareholders; insurance expenses; and other items detailed further in Exhibits A and B.

      Each of the Agreements provides that the Fund shall pay to the investment adviser as compensation for the services provided pursuant to the Agreement a fee, calculated daily and payable quarterly equal to an annual rate of 0.40% (Nikko Agreement) or monthly equal to an annual rate of 0.75% (FCA Agreement) of the average net assets of the Fund. Each of the Agreements provides that the investment adviser will reduce its fees (or reimburse the Fund for fees already paid, as applicable) if the ordinary expenses of the Fund exceed any expense limitation applicable to the Fund under the laws or regulations of any state. The investment adviser's obligation to reimburse is shared with CAMCO, the Fund's administrator, with the investment adviser bearing 66% and the administrator bearing 33% of any required fee reduction or reimbursement. Due to federal legislation enacted in 1996, such state expense limitations are no longer applicable to the Fund, provided that, until October 11, 1999, these limitations are not applicable only if the Fund is in compliance with applicable state requirements to pay fees. (As noted earlier, however, FCA has voluntarily undertaken to make payments to the Fund for the Fund's total expenses in excess of 2.5% of the Fund's average annual net assets through October 31, 1998. These payments would be out of FCA's own resources and would not be subject to repayment by the Fund.)

      For the fiscal year ended October 31, 1996, the Fund paid investment advisory fees to Nikko Capital in the amount of $13,163, all of which was reimbursed to the Fund pursuant to the expense limitation noted above, which was then applicable. If the FCA Agreement had been in effect during that period, $24,681 (88% more than was paid to Nikko) would have been payable to FCA, but all of that amount would have been reimbursed pursuant to FCA's commitment to cap the Fund's expenses at 2.5% of the Fund's average annual net assets.

      Following is a table showing Fund expenses for the fiscal year ended October 31, 1996 and what those expenses would have been if the FCA Agreement had been in effect during that period, as well as an example illustrating the impact of those expenses on a $1000 investment:

Expenses                            NIKKO Agreement             FCA
Agreement

Advisory fees ................... $13,163                    $24,681
Administration services .........  30,582                     30,582
Transfer agent fees..............  32,523                     32,523
Professional fees................  13,582                     13,582
Filing and registration fees.....   7,616                      7,616
Custodian fees...................  10,311                     10,311
Miscellaneous....................   5,750                      5,750
Distribution fees................   8,226                      8,226
Trustees' fees and expenses......    6,696                     6,696
                                 ---------                 ---------

      Total Expenses......................  128,449                    139,967

Less Reimbursements from:
      Adviser....................  13,163                     24,681
      Administrator..............   6,582    19,745            6,582
                                 ---------  --------
      Additional reimbursement..............................  26,435    57,698
                                                            -------- ---------

      Net Expenses........................ $108,704                   $ 82,269
                                           --------                   --------


                                     EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                   1 year    3 years    5 years   10 years
                                   ------    -------    -------   --------

      NIKKO Agreement               $39        $119     $200        $412
      FCA Agreement                  25          78      133         284


      Each Agreement provides that the investment adviser shall be liable to the Trust, the Fund or its shareholders only in the event of the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Agreement also states that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to personal liability for claims against the Fund or the Trust, but that the Trustees shall not be protected against liability to the Trust, the Fund or shareholders to which they would otherwise be subject due to willful misfeasance, bad faith or reckless disregard of their duties as Trustees.

      The Nikko Agreement, dated July 10, 1989 and approved by the Fund's initial shareholder on July 10, 1989, was last approved by the Board of Trustees, and by a majority of the Trust's Independent Trustees, at a meeting held May 12, 1997. The FCA Agreement was approved by the Board of Trustees, and by its sole Independent Trustee, at a meeting held July 12, 1997. Each of the Agreements provides that it will run for an initial term of two years and may continue from year to year thereafter only if specifically approved at least annually by (a) the Board of Trustees or by vote of a majority of the Fund's outstanding shares and (b) by the affirmative vote of a majority of the Independent Trustees cast in person at a meeting called for such purpose. Each of the Agreements provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trust or the Japan Fund's shareholders on 60 days' written notice and by the investment adviser on 60 (Nikko Agreement) or 90 (FCA Agreement) days' written notice.

      Portfolio Brokerage: During Japan Fund's fiscal year ended October 31, 1996, that fund paid $4,084, all of which was paid to The Nikko Securities Co. International, Inc., an affiliate of Nikko Capital. During that same year, New Zealand Fund paid no commissions to brokers that were affiliated with FCA or CAMCO, and FCA has indicated that it does not expect to execute portfolio transactions for the Fund through affiliated brokers.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEE, RECOMMEND THAT THE SHAREHOLDERS OF JAPAN FUND VOTE TO APPROVE THE FCA AGREEMENT.

PROPOSAL 2: Election of Trustees

      Eugene W. Potter, Jr., Independent Trustee of the Trust since its commencement of operations in 1986, died unexpectedly on June 10, 1997. The Board of Trustees wishes to acknowledge Mr. Potter's outstanding service to the Trust and the Funds during this entire period and deeply mourns his passing.

      Due to applicable requirements under the Investment Company Act of 1940, it is necessary for shareholders to approve the election of a new Trustee to fill this vacancy. The Nominating Committee of the Board of Trustees, consisting of the sole remaining Independent Trustee, Bernard J. Vaughan, selected all of the nominees, including two who would be new Trustees and two who are current Trustees. Each of the new nominees, James F. Leary and John R. Parker, as well as current Trustee and nominee for re-election Bernard J. Vaughan, would be an Independent Trustee. Edward L. Jaroski is not currently, and would not, if re-elected, be an Independent Trustee due to his position as President of CAMCO, the Trust's administrator. Each of the nominees currently serves as a director of other funds in the Capstone Family of Funds, and each nominee has indicated that he is willing to serve as Trustee if elected. If any nominee should become unavailable for election, the persons designated as proxies will vote for such other nominee or nominees as the current sole Independent Trustee, Mr. Vaughan, may recommend. Each elected Trustee shall hold office until the next meeting of shareholders held for election of Trustees and until his successor is duly elected and qualified, unless he earlier resigns or is removed. The Trust does not hold regular annual meetings.

      Information about the nominees is contained in the following table:

Name and Age            Principal Occupation(s) During Past 5 Years; Current
                        Directorships

*Edward L. Jaroski (50) President  (since  1992) and Director
                        (since 1987) of CAMCO; since 1987; President and Director of Capstone Asset Planning Company ("CAPCO"), the Trust's distributor, and of Capstone Financial Services, Inc., parent of CAMCO and CAPCO; Trustee of the Trust and Director of other Capstone Funds.

James F. Leary (66)     President, Sunwestern Management, Inc. (since June
                        1982) and President, SIF Management (since January
                        1992), both venture capital limited partnership firms;
                        General Partner, Sunwestern Advisors, L.P., Sunwestern
                        Associates, Sunwestern Associates II, Sunwestern
                        Partners, L.O. and Sunwestern Ventures, Ltd. (venture capital limited partnerships affiliates with
                        Sunwestern Management, Inc. and SIF Management, inc.). Director of: other Capstone Funds; Anthem
                        Financial, Inc.; Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); The
                        Flagship Group, Inc. (vertical market microcomputer software); Marketing Mercadeo International (public relations and marketing consultants); MaxServ, Inc.
                        (appliance repair database systems); MESBIC Ventures, Inc. (minority enterprise small business investment company); OpenConnect Systems, Inc. (computer networking hardware and software); PhaseOut of America, Inc. (smoking cessation products); and Search
                        Capital Group, Inc. (financial services).

John R. Parker (50)     Consultant and private investor (since 1990);
                        formerly, Senior Vice President, McRae Capital
                        Management, Inc. (1991-95), and registered representative of Rickel & Associates (1988-91).
                        Director of:  other Capstone Funds.

Bernard J. Vaughan (68) Retired; formerly, Vice President, Fidelity Bank
                        (1979-1993).  Director of other Capstone Funds.

----

* Mr. Jaroski is an "interested person" due to his positions with the Fund's administrator and distributor. The address of CAPCO and CAMCO is 5847 San Felipe, Suite 4100, Houston, Texas 77057.

Compensation of Trustees

      Each Trustee and officer of the Trust is reimbursed for expenses incurred in attending meetings of the Board of Trustees. Each Independent Trustee is paid an annual retainer of $1000 plus $250 by each Fund for each Board meeting attended. For the fiscal year ended October 31, 1996, expenses paid or accrued for the account of the trustees and officers as a group for services and expenses in all capacities totaled $6,280 for New Zealand Fund and $6,696 for Japan Fund.

      The following table represents the fees paid during the 1996 calendar year to the Trustees and nominees, and the total compensation each Trustee and nominee received during that period from the Capstone Funds Complex. None of the Trustees or nominees receives or accrues pension or retirement benefits from any of the Capstone Funds.


                             Aggregate Compensation    Aggregate Compensation
    Name and Position              from Trust            from Capstone Funds

Edward L. Jaroski          $0                         $0

James F. Leary             $0                         $4,500 (1)

John R. Parker             $0                         $5,000 (1)

Eugene W. Potter, Jr.*     $3,000                     $3,000 (2)

Philip C. Smith **         $3,000                     $9,250 (1,2,3)

Bernard J. Vaughan         $3,000                     $8,000 (1, 2)

---

*     Deceased, June 10, 1997.

**    Resigned from each Board, effective December 31, 1996.

(1)   Director, Capstone Fixed Income Series, Inc. and Capstone Growth Fund,
Inc.

(2)   Trustee, Capstone International Series Trust.

(3)   Director, Medical Research Investment Fund, Inc. (no longer a Capstone
Fund).

      It is anticipated that a new fee schedule for the Independent Trustees will be considered following the Meeting.

Meetings and Committees of the Board

      Four meetings of the Board of Trustees were held during the Trust's fiscal year ended October 31, 1996. In addition, the Trust's Audit Committee met twice, its Valuation Committee did not meet, its Compliance Committee met once, and its Nominating Committee did not meet. Each Trustee attended at least 75% of the meetings of the Board of Trustees and at least 75% of the meetings of the Committees on which he served.

      The members of the Trust's Audit Committee and Nominating Committee during the Fund's fiscal year ended October 31, 1996 were Eugene Potter, Philip Smith and Bernard Vaughan. Members of the Trust's Valuation Committee during that year were Eugene Potter and Bernard Vaughan.

      The Trust's Audit Committee meets with the Trust's independent accountants to review the proposed scope of the audit for the Trust, to review the audit and to discuss the auditor's review of the internal controls of the Trust and its agents. The Committee considers the services provided by the Trust's auditors and is responsible for recommending any needed changes in those services or in the auditor.

      The Nominating Committee is responsible for making nominations for Independent Trustees. Shareholders' recommendations as to nominees may be made to the Trust, c/o Iris R. Clay, Secretary, 5847 San Felipe, Suite 4100, Houston, Texas 77057, and will be referred to the Nominating Committee.

      The Valuation Committee is responsible for matters related to valuing the Funds' portfolio securities. In particular, the Committee is responsible for determining the value, or valuation method, for any portfolio securities that do not have a readily ascertainable market value. The Compliance Committee is charged with general oversight of the procedures employed by the Trust's service providers to assure compliance with the requirements of applicable laws and regulations.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEE, RECOMMEND THAT SHAREHOLDERS VOTE TO ELECT EACH NOMINEE AS TRUSTEE.

Proposal 3: Ratification or Rejection of Selection of Independent Accountants

      At its meeting held July 12, 1997, the Board of Trustees, including the sole Independent Trustee, selected Briggs, Bunting & Dougherty to be independent auditors of the Funds for their fiscal year ending October 31, 1997. Briggs, Bunting & Dougherty was recently formed by a group of accountants previously associated with Tait, Weller & Baker, the Trust's current independent accountants. Among the group forming Briggs, Bunting & Dougherty are persons who had been members of the team responsible at Tait, Weller & Baker for auditing the Trust and other Capstone Funds. The Trustees, including the Independent Trustee, reviewed the qualifications of Briggs, Bunting & Dougherty, as well as the qualifications of its staff, its business prospects and general resources to perform its activities. It determined that Briggs, Bunting & Dougherty would have the technical and personnel capabilities required to provide services to the Trust of a caliber comparable to what had been provided by Tait, Weller & Baker. It also determined that continuity and efficiency of service would best be assured for the Trust by selecting Briggs, Bunting & Dougherty as the Trust's independent accountants, due to the experience of its personnel in working with the Trust.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEE, RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO RATIFY THE SELECTION OF ______________ AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR ITS FISCAL YEAR ENDING OCTOBER 31, 1997.

                                OTHER INFORMATION

Executive Officers

      The executive officers of the Trust, in addition Mr. Jaroski, president, who is described under Proposal 2, above, are as follows:


Name                       Position with Trust        Other Business and
                                                      Affiliations

Stanley Kirtman (41)       President, Japan Fund      President and Chief
                                                      Investment Officer,
                                                      Nikko Capital (since
                                                      September 1995) and
                                                      Director and Chief
                                                      Investment officer of
                                                      Nikko       Capital
                                                      (1987-95).

Robert W. Scharar (48)     President, New Zealand     President and Director
                           Fund                       of FCA since 1983.

Iris R. Clay (44)          Secretary                  Secretary (since
                                                      February 1996),
                                                      Assistant Vice President
                                                      (1994-96) and Assistant
                                                      Secretary (1990-94) of
                                                      Capstone Financial
                                                      Services, Inc., CAMCO
                                                      and CAPCO; officer of
                                                      other Capstone Funds.

Norma R. Ybarbo (32)       Assistant Secretary        Assistant Compliance
                                                      Officer (since 1994),
                                                      Compliance Analyst
                                                      (1993-94) and Compliance
                                                      Assistant (1987-93) of
                                                      Capstone Financial
                                                      Services, Inc.; officer
                                                      of other Capstone Funds

Linda G. Giuffre (35)      Treasurer                  Vice President and
                                                      Treasurer (since
                                                      February 1996) of
                                                      Capstone Financial
                                                      Services, Inc., CAMCO
                                                      and CAPCO; Treasurer
                                                      (1990-96) and Secretary
                                                      (1994-96) of Capstone
                                                      Financial Services, Inc.
                                                      and CAMCO; Treasurer
                                                      (1990-96) of CAPCO;
                                                      officer of other
                                                      Capstone Funds.

The addresses of the executive officers are: Mr. Kirtman, Nikko Capital Management (U.S.A.), Inc., 489 Fifth Avenue, 6th Floor, New York, New York 10017; Mr. Scharar, FCA Corp, 5847 San Felipe, Suite 850, Houston, Texas 77057; the remaining executive officers are at Capstone Financial Services, Inc., 5847 San Felipe, Houston, Texas 77057.

Ownership of Shares

      The following persons, as of July 14, 1997, were record owners of more than 5% of the outstanding shares of the indicated Fund. The Trustees and executive officers of the Trust did not own 1% or more of the outstanding shares of either Fund as of July 14, 1997. The Trust has no knowledge regarding beneficial ownership.


   Name and Address of             Amount of                 Percent of
       Record Owner             Record Ownership            Common Stock

New Zealand Fund



Japan Fund




Shareholder Proposals

      The Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to Iris. R. Clay, Secretary of the Trust, 5847 San Felipe, Suite 4100, Houston, Texas 77057. The Trust has not received any shareholder proposals to be presented to this meeting.

Other Business

      The management of the Trust has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named on the accompanying proxy to vote on such matters in accordance with their best judgment.

PROXY                                                       PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                     OF CAPSTONE INTERNATIONAL SERIES TRUST
                                 for its series
                          CAPSTONE NEW ZEALAND FUND and
                            CAPSTONE NIKKO JAPAN FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                   AUGUST 8, 1997 - 2:00 P.M. CENTRAL TIME

The undersigned hereby revokes all previous proxies for his or her shares and appoints Iris R. Clay and Norma R. Ybarbo, and each of them, with full power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of CAPSTONE International Series Trust ("Trust") held of record by the undersigned on July 14. 1997, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 2:00 p.m. Central Time on August 8, 1997 at 5847 San Felipe, Suite 4100, Houston, Texas 77057. SHAREHOLDERS OF CAPSTONE NIKKO JAPAN FUND VOTE ON PROPOSALS 1, 2, 3 AND 4. SHAREHOLDERS OF CAPSTONE NEW ZEALAND FUND VOTE ON ONLY PROPOSALS 2, 3 and 4.

1.    Approval of new Investment Advisory Agreement with FCA Corp for
Capstone    Nikko Japan Fund  [Only Capstone Nikko Japan Fund shareholders vote on this item.]

      /_/   FOR               /_/   AGAINST           /_/   ABSTAIN

2. Election of Board of Directors. [Capstone New Zealand Fund and Capstone Nikko Japan Funds shareholders vote on this item.]

      /_/FOR  all nominees listed below         /_/WITHHOLD AUTHORITY  to vote
      (except as indicated to the contrary below)      for all the nominees
                                                       listed below

      (INSTRUCTION:  To withhold authority to vote for any individual
nominee, strike   a line through the nominee's name in the list below.)

      Edward L. Jaroski,  James F. Leary,  John R. Parker,  Bernard J.
Vaughan

3. To ratify the selection of Briggs, Bunting & Dougherty as independent auditors of the Trust [Capstone New Zealand Fund and Capstone Nikko
Japan Funds shareholders vote on this item.]

/_/   FOR               /_/   AGAINST           /_/   ABSTAIN

4. Transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof. [Capstone New Zealand Fund and Capstone Nikko Japan Funds shareholders vote on this item.]


      /_/   FOR               /_/   AGAINST           /_/   ABSTAIN

                   (Continued and to be signed on reverse)

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, the undersigned's vote will be cast FOR the election of all Trustees, FOR Proposal 1 (for shareholders of Capstone Nikko Japan Fund only), and FOR Proposal 3. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated __________, 1997.

Please sign exactly as your name or names appear below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, trustee or in any other representative capacity, or as a corporate officer, please give full title. Please date the proxy.

                                    =======================================
                                    Signature

                                    Dated: _______________________, 1997

    /_/ Check here if you plan to attend the Meeting. _______ persons will attend.

                                                                       EXHIBIT A
                       CAPSTONE INTERNATIONAL SERIES TRUST
                               CAPSTONE JAPAN FUND
                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT, effective commencing on ________________, 1997, between FCA CORP (the "Adviser") and CAPSTONE INTERNATIONAL SERIES TRUST (the "Trust") with respect to CAPSTONE JAPAN FUND (the "Fund").

         WHEREAS, the Trust is a Massachusetts business trust organized under a Declaration of Trust dated May 2, 1986, as amended and restated December 29, 1986, ("Declaration of Trust") and is authorized to divide and classify its shares of beneficial interest into separate series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

         WHEREAS, the Fund is a separate series of the Trust's shares of beneficial interest;

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act");

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund and the Adviser is willing to furnish such services to the Fund;

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

         1. Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Duties. Subject to the supervision of the Trustees of the Trust, the Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund.

         In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Adviser will determine the securities, instruments, currencies, repurchase agreements, futures, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio. The Adviser will determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

         The Adviser further agrees that it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

         (b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

         (c) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

         (d) furnish to the Fund whatever statistical information the Fund may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Adviser will keep the Fund and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Adviser's own initiative, furnish to the Fund and the Adviser from time to time whatever information the Adviser believes appropriate for this purpose;

         (e) make available to the Fund's administrator, Capstone Asset Management Company (the "Administrator"), and the Fund, promptly upon their request, copies of all its investment records and ledgers with respect to the Fund to assist the Administrator and the Fund in their compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

         (f) immediately notify the Fund in the event that the Adviser or any of its affiliates: (1) becomes subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) has been the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Adviser further agrees to notify the Fund immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, and of any statement contained therein that becomes untrue in any material request.

     3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes) and of all Trustees of the Trust who are interested persons of the Adviser, and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

          The Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Adviser in this section 3. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund's officers and employees, fees and expenses of the Fund's Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 3, other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering and qualifying shares of the Fund for sale and of satisfying state reporting requirements; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Trust business) of Trustees, officers and employees of the Trust who are not interested persons of the Adviser or Administrator; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of the Adviser or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

          The Adviser shall not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Fund if and to the extent that (i) such expenses are assumed or required to be borne by the Fund's principal underwriter or some other party, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. The Adviser shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

     4. Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Fund will pay the Adviser at the end of each calendar month an advisory fee computed daily at a rate equal on an annual basis to 0.75% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

            In the event a law or rule of any jurisdiction limiting the Fund's expenses should become applicable, to the extent the Adviser's gross compensation together with that paid or payable by the Fund to the Administrator for any fiscal year shall, when added to the other expenses of the Fund, cause the limit in such law or rule to be exceeded, the total compensation paid or payable to the Adviser and to the Administrator shall each be reduced pro rata (but not below zero), to the extent necessary to cause the Fund's expenses not to exceed such limit. Except to the extent that such reduction with respect to the Adviser has been reflected in lowered monthly payments to the Adviser, the Adviser shall refund to the Fund its pro rata portion of the amount by which the total of payments received by the Adviser and the Administrator are in excess of such limit as promptly as practicable after the end of such fiscal year, provided that neither the Adviser nor the Administrator shall be required to pay the Fund an amount greater than the fee otherwise payable to the Adviser or the Administrator, respectively, in respect of such year.

     5. Books and Records. The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Trust or the Fund are being conducted in accordance with applicable laws and regulations.

     6. Standard of Care and Limitation of Liability. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

     7. Services Not Exclusive. It is understood that the services of the Adviser are not exclusive, and nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the
Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund and to the Trust hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     8. Duration and Termination. This Agreement shall continue until ______________, 1999, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940
Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon ninety (90) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

     9. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees who are not interested persons of any part to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10. Limitation of Liability for Claim. The Declaration of Trust of the Trust, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Capstone International Series Trust" refers to the Trustees under the Declaration of Trust collectively as trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

          The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust and hereby agrees that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of the Fund or any other series of the Trust or their shareholders, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

     11.    Miscellaneous.

     a. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

     b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     d. Nothing herein shall be construed as constituting the Adviser as an agent of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of ________________, 1997.


                                  CAPSTONE INTERNATIONAL SERIES TRUST
                                  CAPSTONE JAPAN FUND


                                  By  ____________________________________
                                      President


                                    FCA CORP



                                  By ___________________________________
                                      President

                                                                       EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made this 10th day of July, 1989, by and between CAPSTONE INTERNATIONAL SERIES TRUST, a Massachusetts business trust, (the "Trust"), and NIKKO CAPITAL MANAGEMENT (U.S.A.), INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H:

      WHEREAS, the Trust intends to engage in business as a diversified open-end management investment company and intends to register as such under the Investment Company Act of 1940 (the "Act"); and

      WHEREAS, the Trust may issue its shares of beneficial interest ("Shares") in separate series of Shares; and

      WHEREAS, the Adviser is engaged in the business of rendering investment advisory and counselling services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to one of its series, to be known as Nikko Japan Tilt Fund (the "Fund"), in the manner and on the terms hereinafter set forth;

      NOW THEREFORE, in consideration of the premises and the terms and provisions hereinafter set forth, the parties hereto agree as follows:

      1. Employment of the Adviser. The Trust hereby employs the Adviser to perform the duties specified in Paragraph 2 hereof with respect to the Fund for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized (whether herein or otherwise), shall have no authority to act for or represent the Trust or Fund in any way or otherwise be deemed an agent of the Trust or Fund.

      2. Duties of the Adviser. The Adviser, subject to the supervision of the Trust's Board of Trustees and in conformity with applicable laws, the Trust's Declaration of Trust, By-Laws, and registration statement under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933 ("Registration Statement"), shall perform the following duties and, for the compensation provided in Paragraph 4, shall assume the expenses reasonably implied in connection with the performance of such duties, to the extent such expenses are not payable by the Trust or other party pursuant to Paragraph 3.

            (a) Investment Advisory Services. The Adviser shall manage the investment and reinvestment of the Fund's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, determination of industries and companies to be represented in the portfolio of securities, and formulation and implementation of investment programs. The Adviser shall render such regular reports to the Trust at regularly scheduled meetings of the Board of Trustees and at other times as may be requested by the Trust's Board of Trustees.

            (b) Brokerage Allocation. The Adviser shall place all orders for the purchase and sale of investments for the Fund's account with brokers or dealers selected by the Adviser and in accordance with policies described in the Registration Statement.

            (c) Other Obligations and Services. The Adviser shall keep the books and records with respect to its actions hereunder regarding the Fund's assets, including records of all transactions, and shall make appropriate officers and employees of the Adviser available on reasonable notice to the Board of Trustees and officers of the Trust for consultation and discussions regarding the investment activities of the Fund.

      3. Expenses. Except as otherwise agreed, or as otherwise provided herein, the Fund shall pay, or arrange for others to pay, all its expenses other than those specifically assumed by the Adviser hereunder, which expenses payable by the Fund shall include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of portfolio investments;
(iii) its allocable portion of compensation of the directors and officers of the Trust other than those who are affiliated persons of the Adviser and Administrator; (iv) fees of outside legal counsel and independent accountants of the Fund selected by the Board of Trustees; (v) its allocable portion of fees and expenses of any administrator, custodian, registrar, transfer agent or other agent or independent contractor of the Fund or the Trust; (vi) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchase or redemptions; (vii) expenses related to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (viii) fees and related expenses of registering and qualifying the Fund and its shares for distribution under state and federal securities laws; (ix) expenses of setting in type, printing and mailing registration statements (or parts thereof, including prospectuses and supplements thereto), reports, notices and proxy solicitation materials to existing shareholders of the Fund, (x) all other expenses incidental to holding meetings of the Fund's shareholders including proxy solicitations therefor; (xi) expenses for servicing shareholder accounts; (xii) insurance premiums for fidelity coverage, errors and omissions insurance and any other insurance relating to the Fund's operations and investments; (xiii) its allocable portion of dues for the Trust's membership in trade associations approved by the Board of Trustees; and (xix) such non-recurring expenses as may arise, including its allocable portion of those associated with actions, suits or proceedings to which the Fund or the Trust is a party and of the legal obligation which the Trust may have to indemnify its officers and trustees with respect thereto. To the extent that any of the foregoing expenses are allocated between the Fund and any other party, such allocations shall be made pursuant to methods approved by the Board of Trustees.

      4.    Compensation.

            (a) Investment Advisory Fee. As compensation for the services rendered and the expenses assumed by the Adviser, the Trust shall pay to the Adviser a fee, computed daily and payable at the end of each calendar quarter, equal to an annual rate of .40% of the average net assets of the Fund as determined and computed in accordance with the description of the method of determination of net asset value contained in the Registration Statement. If the Adviser shall serve for less than the whole of any quarter, the foregoing compensation shall be prorated.

            (b) Expense Limitation. If the operating expenses of the Fund, including the Fund's allocable expenses arid the investment advisory fee payable to the Adviser pursuant to subparagraph (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed any expense limitation applicable to the Fund pursuant to the laws or regulations of any state, the Adviser shall reimburse the Fund in an amount equal to 66 2/3% of such excess, but such reimbursement shall not exceed the amount payable to the Adviser pursuant to subparagraph (a) hereof. There shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. When in any month the expenses of the Fund exceed one-twelfth of such annual expense limitation, the Adviser's portion of any reimbursement due the Trust pursuant to such limitation shall be paid by the Adviser to the Trust at the same time that the Trust makes its monthly payment of the advisory fee due to the Adviser, subject to year-end adjustment based on actual such expenses of the Fund. 5. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others.

      6.    Liabilities.

            (a) Liabilities of the Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, neither the Adviser nor any of its officers, directors or employees shall be liable to the Trust, the Fund or to any shareholder of the Trust or Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

            (b) No Personal Liability of Shareholders. Trustees, etc. It is understood and expressly stipulated that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to any personal liability, nor shall any resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund or the Trust; provided that nothing herein shall protect any Trustee or officer of the Trust against any liability to the Trust, the Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith or reckless disregard of the duties involved in the conduct of his office.

      7. Renewal. The term of this Agreement shall commence on the date hereof and shall continue in effect until July 10, 1991 and is renewable thereafter for successive one year periods if such continuance is approved at least annually by (i) the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party other than as trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval. As used in this Agreement, the term "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such term in Section 2(a)(42) of the Act.

      8. Termination. This Agreement (i) may be terminated at any time without the payment of any penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser, (ii) may be terminated by the Adviser on 60 days' written notice to the Trust, and (iii) shall terminate immediately in the event of its assignment (within the meaning of the Act), provided that nothing herein shall preclude the Adviser from assigning this Agreement to a successor organization or to a wholly-owned subsidiary of the Adviser or such successor organization which does not cause a change in the actual control or management of the Adviser's business.

      9.    Use of Name.

            (a) The Adviser hereby grants the Fund a non-exclusive license to use the letters "NIKKO" in its corporate name.

            (b) The Adviser hereby consents to the qualification of the Fund as a foreign corporation under the laws of the State of New York with the letters "NIKKO" in its corporate name and agrees to execute such formal consents as may be necessary in connection with such filing.

            (c) The non-exclusive license hereinabove referred to has been given and is given by the Adviser on the condition that it may at any time, in its sole and absolute discretion, withdraw the non-exclusive license to the use of the letters "NIKKO" in the name of the Fund; and, as soon as practicable after receipt by the Fund of written notice of withdrawal of such non-exclusive license, and in no event later than ninety days thereafter, the Fund will change its name so that such name will not thereafter include the letters "NIKKO" or any variation thereof.

            (d) The Fund will not grant to any other company the right to use a name similar to that of the Fund or the Adviser without the written consent of the Adviser.

      10. Amendments. No amendment of this Agreement shall be effective with respect to the Fund until such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      11. Notices. Any and all notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed sufficient when mailed by United States certified mail, return receipt requested, or delivered in person against receipt to the party to whom it is to be given, at the address of such party set forth below:

      If to the Adviser:      Nikko Capital Management (U.S.A.), Inc.
                              350 Park Avenue
                              New York, NY  10022

      If to the Trust:        Capstone International Series Trust
                              1100 Milam Avenue, Suite 3500
                              Houston, Texas 77002

or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10.

      12. Severability. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in full force and effect and this Agreement shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted.

      13. Headings. Any paragraph headings in this Agreement are for convenience of reference only, and shall be given on effect in the construction or interpretation of this Agreement or any provisions thereof.

      14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and which together shall constitute but one and the same instrument.

      15.   Governing Law.   This Agreement shall be subject to the laws of
the State of New York, and shall be interpreted and construed to further and promote the operation of the Trust, including the Fund, as a diversified open-end management investment company.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above.

ATTEST:                         CAPSTONE INTERNATIONAL SERIES TRUST
                                NIKKO JAPAN TILT FUND


/s/ Sherry M. Cowperthwaite     /s/ Kojiro Murase
Sherry M. Cowperthwaite         Kojiro Murase
Secretary                       President


ATTEST:                         NIKKO CAPITAL MANAGEMENT (U.S.A.),
                                INC.


/s/ Tetsuzo Nishimura           /s/ Kojiro Murase
Tetsuzo Nishimura               Kojiro Murase
Secretary                       President